UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021 (March 10, 2021)

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 10, 2021, Smith Micro Software, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company issued and sold, in a registered public offering by the Company (the “Public Offering”), 9,520,787 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an offering price of $6.85 per share of Common Stock.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option (the “Overallotment Option”) to purchase up to 1,428,118 additional shares of Common Stock.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company has agreed, for a period of 90 days after the date of the prospectus supplement (March 10), and our executive officers, directors and certain affiliates have agreed, for a period of 60 days after the date of the prospectus supplement, without the prior written consent of B. Riley Securities, Inc., not to (1) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of, directly or indirectly any shares of Common Stock or any securities convertible into or exchangeable for our shares of Common Stock either owned as of the date of the Underwriting Agreement or thereafter acquired, (2) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, forward, swap or any other derivative transaction or instrument), or (3) publicly announce any intention to engage in or cause any action or activity described in clause (1) or (2) above.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Closing of Public Offering

On March 15, 2021, the Public Offering closed and the Company issued and sold 9,520,787 shares of Common Stock. The net proceeds to the Company, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, are expected to be approximately $58.9 million (or $68.1 million if the underwriters fully exercise their Overallotment Option to purchase additional shares of Common Stock).

The shares of Common Stock were sold pursuant to the Underwriting Agreement and a shelf registration statement on Form S-3 (Registration Statement No. 333-238053) filed by the Company with the Securities and Exchange Commission (the “SEC”) that became effective on May 13, 2020. On March 11, 2021, a prospectus supplement and accompanying prospectus, dated March 10, 2021, were filed with the SEC in connection with the Public Offering.

Item 7.01	Regulation FD Disclosure.

On March 10, 2021, the Company issued a press release announcing the pricing of the Public Offering, and on March 15, 2021, the Company issued a separate press release announcing the closing of the Public Offering. Copies of each press release are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press releases shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the press releases contain forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K and the press releases are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated March 10, 2021, by and among Smith Micro Software, Inc. and B. Riley Securities, Inc., as representative of the several underwriters named therein *

5.1	Opinion of Buchanan Ingersoll & Rooney PC

23.1	Consent of Buchanan Ingersoll & Rooney PC (included in Exhibit 5.1)

99.1	Press Release dated March 10, 2021

99.2	Press Release dated March 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	A Schedule has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish a copy of the omitted Schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: March 15, 2021	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer